Feb. 22, 1999--Internet software superstore Beyond.com(TM) (Nasdaq:BYND) and BUYDIRECT.COM, a leading online software retailer, today jointly announced that they have signed a definitive agreement whereby Beyond.com will acquire BUYDIRECT.COM in a stock-for-stock transaction. Pursuant to the terms of the definitive agreement, Beyond.com will issue or reserve for issuance upon the exercise of assumed options, a total of 5.4 million common shares of Beyond.com stock. The merger has been approved by both companies' boards of directors and is subject to customary closing conditions. Beyond.com expects to complete the transaction by the end of March 1999. "This acquisition solidifies Beyond.com as the world leader in software resale over the Internet," said Mark Breier, president and CEO of Beyond.com. "Together, we now boast nearly 1 million cumulative customers, a deep management team, a talented pool of experienced engineers, leading proprietary digital download technology, and one of the most complete lists of portal, content and broadband partnerships in the industry." The merger further extends Beyond.com's leadership position among software resellers with business enhancements in the following key areas: First, Beyond.com adds an exclusive software retailing relationship with @Home Network, the leading provider of broadband Internet access via the cable infrastructure, as well as a strategic alliance with XOOM.COM, one of the industry's leading Internet-based direct marketers. "The combination of the two market leaders in the online software retail space will provide @Home subscribers with one of the largest offerings of high-speed digital download software available on the Web," said Tom Jermoluk, Chairman and CEO, @Home Network.

Second, Beyond.com adds the Internet's premier technology content providers, CNET and ZDNet, to its stable of partners. BUYDIRECT.COM recently signed an agreement with ZDNet to become the principal online software retailer in ZDNet's sites. As part of that agreement, BUYDIRECT.COM will have significant promotion and media on the ZDNet site. "This merger of the two leading providers of digital download services, makes Beyond.com a leader in the Internet software space," said Dan Rosensweig, president of ZDNet. "We're excited about this partnership, which extends ZDNet's reach to a greater number of software buyers." These additional capabilities complement Beyond.com's recent announcement that it is a premier software merchant to Yahoo! and now leads the industry in partnerships with the following top Internet destination sites:
America Online, Excite, Netscape and Yahoo!. Beyond.com also partners with four of the top eight software publishers -- Autodesk, Microsoft, Network Associates and Netscape -- to fulfill their online software orders. Third, Beyond.com gains key additional engineering expertise in electronic software distribution, giving the company one of the industry's largest pools of engineers with digital downloading experience. The acquisition also provides Beyond.com with a strong customer base in the small office/home office market segment, complementing Beyond.com's customers in the consumer, government agency and large corporate enterprise markets. In addition, Beyond.com gains more than 200,000 new customers from BUYDIRECT.COM, as well as key new services such as downloadable software tutorials. "In our view, our combined companies simply can't be beat in branding, distribution partners, content and technical expertise," said Bong Suh, chief executive officer of BUYDIRECT.COM. "When considering the excellent product fit, complementary marketing and distribution channels, and the strong cultural match between our two companies, we believe this acquisition benefits our collective customers, publishers, employees and stockholders," Suh said. As a result of the acquisition, Beyond.com will gain 72 employees with broad expertise in engineering, business development, online media and software publisher relations. Beyond.com anticipates no layoffs as a result of the acquisition. "The strengths of BUYDIRECT.COM are extremely complementary with our own and fundamentally support our vision to become the leading reseller of packaged and digital software to consumers, government agencies and corporate enterprises," Breier said. "In particular, we believe BUYDIRECT.COM's engineering expertise will accelerate the continued development of Beyond.com's digital downloading capabilities, giving the company an even greater competitive advantage." Mark Breier will remain Beyond.com's president and chief executive officer, and Michael Praisner will continue to serve as chief financial officer of the combined new company. Bong Suh, chief executive officer of BUYDIRECT.COM, will become vice president of corporate development for Beyond.com, focusing on developing additional large-scale partnerships. William Headapohl, president and chief operating officer of BUYDIRECT.COM, will become vice president of software and digital delivery for Beyond.com, working to further extend Beyond.com's leadership position in digital downloading technology.

About Beyond.com

Beyond.com sells commercial, off-the-shelf software to the government enterprise, corporate and consumer markets, offering its customers a better place to buy software. Visitors to the company's online store http://www.beyond.com enjoy a comprehensive selection of software backed by customer service and competitive pricing. Approximately

44,000 software stock-keeping units (SKUs) are available for online purchase with 5,600 SKUs available for immediate, electronic delivery, including software from such major publishers as Adobe, Lotus, Microsoft, Sun Microsystems and Symantec. The company has established strategic marketing alliances with America Online, Inc., Excite, Inc., Netscape Communications Corporation, Microsoft Corporation and Yahoo!. Additionally, Beyond.com offers publishers transaction processing, physical and electronic order fulfillment, customer support, site design consultation, marketing support and reporting. The company has applied for federal registration of the marks BEYOND.COM and BEYOND DOT COM. Beyond.com Corporation trades on the Nasdaq National Market under the symbol ("BYND"). More information on the company can be found in the company's filings with the Securities and Exchange Commission ("SEC").

About BUYDIRECT.COM

Based in San Francisco, California, BUYDIRECT.COM is a leading online software retailer, featuring Windows(R), Macintosh(R), and Handheld(R) software products for consumers and small businesses. The company specializes in software programs that can be delivered electronically over the Internet, and also offers a complete selection of titles that can be shipped directly to consumers' homes and offices. With its unique Web site design, and strategic relationships with (pound)Home Network, CNET, XOOM.COM and ZDNet, BUYDIRECT.COM offers the fastest way in the world to select and purchase software. Since its inception in 1996, BUYDIRECT.COM has been a pioneer in retailing electronically delivered software -- serving more than 200,000 consumers and small businesses in more than 40 countries. The company is an independent venture owned by its management and employees, CNET, Inc., @Home Network and private investors. BUYDIRECT.COM can be found on the Web at http://www.buydirect.com.

To the extent that this news release discusses Beyond.com's expectations about plans to grow the company's revenue or customer base, or improve the company's digital downloading capabilities as a result of its acquisition of BUYDIRECT.COM, these statements are forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to substantial risks and uncertainties. Actual results of the proposed acquisition may differ from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, risks associated with acquisitions, such as difficulties in assimilation of operations, personnel, technologies and products of the acquired company, diversion of management's attention from other business concerns, competitive response, and a downturn in the software reseller industry. Other factors that could affect subsequent periods include: Reductions in or cancellations of customer orders, changes in relationships with software suppliers, changes in relationships with strategic partners, changes in the product mix sold by the company, competition from other online software resellers or publishers, inability to raise sufficient capital on satisfactory terms, or at all, and other factors described in the company's filings with the SEC. Beyond.com news and product/service information is available at the company's World Wide Web site located at http://www.beyond.com.